Supplement dated June 1, 2018

to the Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented, for the following Funds:

Funds

WANGER ADVISORS TRUST Wanger International Wanger USA Wanger Select

Effective immediately, the SAI is hereby supplemented by removing the row entitled Foreign Securities in the table that appears under the heading About the Funds’ Investments — Permissible Investments — Permissible Fund Investments is hereby removed and replacing it with the following:

Investment Type	Wanger USA	Wanger International	Wanger Select
Foreign Securities (including Depositary Receipts)	✓	✓	✓

C-6520-12 (6/18)